UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2025

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on March 13, 2025, the shareholders of Inotiv, Inc. (the "Company") approved an amendment to the Inotiv, Inc. 2024 Equity Incentive Plan (the “2024 Plan Amendment”) to increase the number of shares available for issuance under the plan by an additional 2,250,000 shares. The 2024 Plan Amendment was approved by the Company's Board of Directors (the "Board") on January 15, 2025, subject to shareholder approval, and became effective with such shareholder approval on March 13, 2025. A description of the 2024 Plan Amendment was included in the Company’s proxy statement for its annual meeting of shareholders filed with the Securities and Exchange Commission on January 23, 2025 (the “Proxy Statement”).
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On March 13, 2025, the Company held its annual meeting of shareholders. A total of 22,140,323 shares of the Company's common shares outstanding and entitled to vote were present at the meeting in person or by proxy. The following is a summary of matters voted on at the meeting:

(a) Two Class I members of the Board were elected to serve a three-year term until the 2028 annual meeting of shareholders by the following votes:

Nominee	For	Withheld	Broker Non-Votes
R. Matthew Neff	7,802,109	1,863,376	12,474,838
Robert W. Leasure, Jr.	9,574,121	91,364	12,474,838

(b) The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025 was ratified by the following votes:

Vote Type	Voted
For	21,930,943
Against	192,836
Abstain	16,544
Broker Non-Votes	—

(c) The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the following votes:

Vote Type	Voted
For	9,187,748
Against	405,065
Abstain	72,672
Broker Non-Votes	12,474,838

(d) The advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers received the most votes cast for the option of every three years as follows:

Vote Type	Voted
One Year	4,662,543
Two Years	128,370
Three Years	4,700,519
Abstain	174,053
Broker Non-Votes	12,474,838

In light of the shareholders’ advisory vote in favor of “Three Years” with respect to this proposal, the Company has determined to hold the advisory vote on the compensation of its named executive officers every three years, until the next advisory vote on the frequency of future advisory votes on executive compensation.

(e) The 2024 Plan Amendment was approved by the following votes:

Vote Type	Voted
For	9,336,190
Against	287,815
Abstain	41,480
Broker Non-Votes	12,474,838
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
10.1    Inotiv, Inc. 2024 Equity Incentive Plan, as amended March 13, 2025
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	March 13, 2025	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Senior Vice President—Finance